Rule 497(d)

                                     FT 924

               Supplement to the Prospectus dated December 2, 2004

       Notwithstanding anything to the contrary in the Prospectus, to be eligible to receive the reduced sales charge applicable to investors purchasing Units using redemption or termination proceeds from other unit investment trusts, the termination or redemption proceeds used to purchase Units must be derived from a transaction that occurred within 30 days of your Unit purchase. In addition, this program will only be available for investors that utilize the same broker/dealer (or a different broker/dealer with appropriate notification) for both the Unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the Unit purchase. You may be required to provide appropriate documentation or other information to your broker/dealer to evidence your eligibility for this reduced sales charge program.

December 7, 2004